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                                                                   EXHIBIT 24.1

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, THE GOODYEAR TIRE
& RUBBER COMPANY, a corporation organized and existing under the laws of the State of Ohio, and the undersigned directors and officers of THE GOODYEAR TIRE &
RUBBER COMPANY, hereby constitute and appoint Richard J. Kramer, C. Thomas
Harvie, Darren R. Wells and Thomas A. Connell, and any one or more of them, their true and lawful attorneys-in-fact and agents, to do any and all of the acts and things and to execute any and all instruments which said attorneys and agents or any one of them may deem necessary and advisable to enable the said
THE GOODYEAR TIRE & RUBBER COMPANY to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of up to a maximum of 8,000,000 shares of its Common Stock in connection with the operation of the Goodyear
Dunlop Tires North America, Ltd. 401K Retirement Savings Plan (the "Dunlop
Savings Plan"), which registration shall also register interests in the Dunlop
Savings Plan required to be registered under the Act, including specifically the power and authority to sign the name THE GOODYEAR TIRE & RUBBER COMPANY and the names of the undersigned directors and officers in the capacities indicated below (i) to a Registration Statement on Form S-8 in respect of the Dunlop
Savings Plan, and (ii) to any and all amendments to or constituting a part of such Registration Statement which may from time to time be filed with the Commission, and (iii) to any and all instruments or documents filed with the Commission as a part of or in connection with such Registration Statement or amendments thereto. Each of the undersigned hereby ratifies and confirms all that the said attorneys-in-fact and agents, or any of one or more them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed or caused to be subscribed these presents this 7th day of June, 2005.

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
Attest:                                              THE GOODYEAR TIRE & RUBBER COMPANY



/s/ C. Thomas Harvie                                 By /s/ Robert J. Keegan
--------------------------------------------            --------------------------------------------
C. Thomas Harvie, Secretary                                   Robert J. Keegan,
                                                              Chairman of the Board,
                                                              Chief Executive Officer and President


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
Chairman of the Board, Chief Executive
  Officer and President, Director
  (principal executive officer)                                     /s/ Robert J. Keegan
                                                        --------------------------------------------
                                                                      Robert J. Keegan



Executive Vice President
(principal financial officer)                                      /s/ Richard J. Kramer
                                                        --------------------------------------------
                                                                      Richard J. Kramer



Vice President - Corporate Finance
  (principal accounting officer)                                  /s/ Thomas A. Connell
                                                        --------------------------------------------
                                                                     Thomas A. Connell



Director                                                          /s/ James C. Boland
                                                        --------------------------------------------
                                                                      James C. Boland



Director                                                            /s/ John G. Breen
                                                        --------------------------------------------
                                                                       John G. Breen



Director                                                            /s/ Gary D. Forsee
                                                        --------------------------------------------
                                                                      Gary D. Forsee



Director                                                            /s/ William J. Hudson, Jr.
                                                        --------------------------------------------
                                                                  William J. Hudson, Jr.



Director                                                            /s/ Steven A. Minter
                                                        --------------------------------------------
                                                                     Steven A. Minter



Director                                                            /s/ Denise M. Morrison
                                                        --------------------------------------------
                                                                    Denise M. Morrison



Director                                                            /s/ Rodney O'Neal
                                                        --------------------------------------------
                                                                      Rodney O'Neal



Director                                                        /s/ Shirley D. Peterson
                                                        --------------------------------------------
                                                                   Shirley D. Peterson


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
Director                                                         /s/ Thomas H. Weidemeyer
                                                        --------------------------------------------
                                                                   Thomas H. Weidemeyer